SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):   November 4, 2003

Georgia Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia	333-74710	58-2646154
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

100 Westpark Drive, Peachtree City, Georgia 30269
(Address of principal executive offices) (Zip Code)

        Registrant’s telephone number, including area code:   (770) 631-9488

2008 Highway 54 West, Fayetteville, Georgia 30214
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements. Pro Forma Financial Information and Exhibits.

             (c)          Exhibits

             Exhibit No.               Exhibit
             99.1                            Earnings Press Release for the quarter ended September 30, 2003.

             99.2                            Announcement of new Chief Financial Officer Press Release of Georgia Bancshares, Inc. dated November 4, 2003.

Item 12. Results of Operations and Financial Condition.

On November 4, 2003, Georgia Bancshares, Inc., holding company for The Bank of Georgia, issued two press releases announcing its financial results for the third quarter ended September 30, 2003, and the addition of C. Lynn Gable as the new Chief Financial Officer. A copy of the press releases are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA BANCSHARES, INC. By: /s/ C. Lynn Gable Name: C. Lynn Gable Title: Chief Financial Officer

Dated: November 5, 2003

EXHIBIT INDEX

Exhibit Number                   Description

99.1        Earnings Press Release for the quarter ended September 30, 2003
99.2        Announcement of new Chief Financial Officer Press Release of Georgia Bancshares, Inc. dated November 4, 2003

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